UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 25, 2007
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.
     On April 17, 2007, Thermadyne Holdings Corporation (the “Company”) filed a proxy statement (the “Proxy Statement”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, in connection with its 2007 Annual Meeting of Stockholders. On April 25, 2007, the Company’s board of directors changed the location of the Annual Meeting of Stockholders from the Doubletree Hotel & Conference Center St. Louis, as set forth in the Proxy Statement, to the Company’s principal offices located at 16052 Swingley Ridge Road, Chesterfield, Missouri 63017. Any shareholders arriving at the Doubletree Hotel & Conference Center on May 1, 2007 to attend the Annual Meeting will be redirected to the Company’s offices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 27, 2007

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Patricia S. Williams
	Name:	Patricia S. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

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